UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TRIUMPH FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903

Triumph Financial, Inc.

Annual Meeting of Shareholders

Tuesday, April 22, 2025 8:30 AM, Central Time

3 Park Central, 12700 Park Central Drive, 15th Floor Dallas, TX 75251

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/TFIN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 11, 2025.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On April 22, 2025 For Shareholders of record as of February 24, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/TFIN

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

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Triumph Financial, Inc. Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 4 AND 5

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.	Election of Directors

1.01	Carlos M. Sepulveda, Jr.

1.02	Aaron P. Graft

1.03	Charles A. Anderson

1.04	Harrison B. Barnes

1.05	Debra A. Bradford

1.06	Richard L. Davis

1.07	Davis Deadman

1.08	Laura K. Easley

1.09	Melissa K. McSherry

1.10	Maribess L. Miller

1.11	Michael P. Rafferty

1.12	C. Todd Sparks

2.	Management Proposal Regarding Advisory Approval of the Company’s Executive Compensation

3.	Management Proposal Regarding Advisory Approval of Frequency of Future Say On Pay Votes

4.	Approval of the Fourth Amendment to the Triumph Financial, Inc. 2014 Omnibus Incentive Plan

5.	Ratification of Selection of Independent Registered Public Accounting Firm

6.	To transact any business as may properly come before the Annual Meeting or any adjournments or postponements